Exhibit 10.2

* A portion of this material is confidential and has been omitted and filed separately with the Securities and Exchange Commission

EXECUTION VERSION

SYPRIS SOLUTIONS, INC.

FOURTH AMENDMENT
TO NOTE PURCHASE AGREEMENT

Dated as of April 1, 2009

$4,090,909 12.00% Senior Notes, Series A, due January 15, 2010

$15,000,001 10.20% Senior Notes, Series B, due January 15, 2010

$10,909,090 10.30% Senior Notes, Series C, due January 15, 2010

SYPRIS SOLUTIONS, INC.

$4,090,909 12.00% Senior Notes, Series A, due January 15, 2010
$15,000,001 10.20% Senior Notes, Series B, due January 15, 2010
$10,909,090 10.30% Senior Notes, Series C, due January 15, 2010

As of April 1, 2009

To each of the Current Noteholders
Named in Annex 1 hereto:

Ladies and Gentlemen:

SYPRIS SOLUTIONS, INC., a Delaware corporation (together with any successors and assigns, the “Company”), hereby agrees with each of you as follows:

1.	PRIOR ISSUANCE OF NOTES, ETC.

The Company has outstanding (i) $4,090,909 in aggregate principal amount of its 7.25% Senior Notes, Series A, due June 30, 2009 (collectively, the “Existing Series A Notes”), (ii) $15,000,001 in aggregate principal amount of its 7.45% Senior Notes, Series B, due June 30, 2011 (collectively, the “Existing Series B Notes”) and (iii) $10,909,090 in aggregate principal amount of its 7.55% Senior Notes, Series C, due June 30, 2012 (collectively, the “Existing Series C Notes” and together with the Existing Series A Notes and the Existing Series B Notes, collectively, the “Existing Notes”, and the Existing Notes, as amended pursuant to this Agreement and as may be further amended, restated, modified or replaced from time to time, together with any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Notes”) under the Note Purchase Agreement dated as of June 1, 2004 by and among the Company and the purchasers named in Schedule A thereto, as amended by that certain First Amendment to Note Purchase Agreement, dated as of August 3, 2005, that certain Second Amendment to Note Purchase Agreement, dated as of March 13, 2006, and that certain Third Amendment to Note Purchase Agreement dated as of April 6, 2007 (as so amended, the “Existing Note Agreement” and, as amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”).  The Company represents and warrants to each of you that the register kept by the Company for the registration and transfer of the Notes indicates that each of the Persons named in Annex 1 hereto (collectively, the “Current Noteholders”) is currently a holder of the aggregate principal amount of the Notes of each Series indicated in such Annex.

2.	WAIVERS; AMENDMENTS.

The Company agrees and, subject to the satisfaction of the conditions set forth in Section 5 of this Agreement, each of the Current Noteholders (a) waives its rights to take any action as a consequence of any of the Specified Defaults (the “Waivers”) and (b) agrees to the amendment of the Existing Notes and certain provisions of the Existing Note Agreement, in each case as provided for by Section 4 of this Agreement (the “Amendments”).

3.	WARRANTIES AND REPRESENTATIONS.

To induce the Current Noteholders to enter into this Agreement and to agree to the Amendments, the Company warrants and represents to you, as of the date hereof, as follows (it being agreed, however, that nothing in this Section 3 shall affect any of the warranties and representations previously made by the Company in or pursuant to the Existing Note Agreement, and that all of such other warranties and representations, as well as the warranties and representations in this Section 3, shall survive the effectiveness of the Amendments).

3.1.	Material Adverse Change.

Except as disclosed in the draft of the Company’s Annual Report on Form 10-K (the “Draft 10-K”) for the period ended December 31, 2008 (including without limitation, the Company’s disclosures regarding the Material Adverse Effects of recent global and national macroeconomic developments, the loss of up to 50% of the anticipated sales volumes for Sypris Industrial Group, and the lack of credit availability for the Company’s customers and suppliers) proposed to be filed with the Securities and Exchange Commission, there has been no change in the business operations, profits, financial condition, properties or business prospects of the Company and its Subsidiaries except changes that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  A true and correct copy of the Draft 10-K has been delivered to the Current Noteholders on the date hereof.

3.2.	Full Disclosure.

Neither the financial statements and other certificates previously provided to the Current Noteholders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Agreement nor the projected financial information provided to the Current Noteholders on March 16, 2009 (the “Initial Projections”) in connection with the proposal and negotiation of the Amendments, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein, taken as a whole, not misleading.  There is no fact relating to any event or circumstance that has occurred or arisen since the date of the Initial Projections that the Company has not disclosed to the Current Noteholders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  All pro forma financial information, financial or other projections and forward-looking statements delivered to the Current Noteholders (including the Initial Projections) have been prepared in good faith by the Company based on reasonable assumptions.

3.3.	Solvency.

The fair value of the business and assets of each of the Company and each Subsidiary Guarantor exceeds the amount that will be required to pay its respective liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured).  Neither the Company nor the Subsidiary Guarantors is engaged in any business or transaction, or about to engage in any business or transaction, for which such Person has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and Section 548 of the Federal Bankruptcy Code), and neither the Company nor the Subsidiary Guarantors has any intent to:

(a)           hinder, delay or defraud any entity to which any of them is, or will become, on or after the Closing Date, indebted, or

(b)           incur debts that would be beyond any of their ability to pay as they mature.

3.4.	No Defaults.

Except for the Defaults set forth on Schedule 3.4 (the “Specified Defaults”), no event has occurred and no condition exists that, upon the execution and delivery of this Agreement and the effectiveness of the Amendments, would constitute a Default or an Event of Default.

3.5.	Title to Properties.

The Company and its Subsidiaries have good and sufficient title to or the legal right to use their respective properties, including all such properties reflected in the most recent audited balance sheet of the Company delivered pursuant to the provisions of Section 7.1 of the Existing Note Agreement (except as sold or otherwise disposed of in the ordinary course of business) or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case (a) to the extent such properties are individually or in the aggregate Material, and (b) free and clear from Liens not permitted by the Financing Documents.

3.6.	Transaction is Legal and Authorized; Obligations are Enforceable.

(a)           The execution and delivery of this Agreement, the Notes, the Subsidiary Guaranty Amendment and the other documents and instruments entered into in connection herewith and therewith (collectively, the “Fourth Amendment Documents”) by the Company and the Subsidiary Guarantors (collectively, the “Obligors”) and compliance by the Obligors with all of their respective obligations thereunder:

(i)           is within the corporate or limited liability company powers of each Obligor;

(ii)           is legal and does not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Obligors under the provisions of, any agreement, charter instrument, bylaw or other instrument to which any Obligor is a party or by which it or any of its Property may be bound; and

(iii)           does not give rise to a right or option of any other Person under any agreement or other instrument, which right or option, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)           The Fourth Amendment Documents have been duly authorized by all necessary action on the part of each Obligor and each Fourth Amendment Document has been executed and delivered by one or more duly authorized officers of each Obligor party thereto, and each constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except that such enforceability may be:

(i)           limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or other similar laws affecting the enforceability of creditors’ rights generally; and

(ii)           subject to the availability of equitable remedies.

3.7.	Collateral Representations.

(a)           Valid and Perfected Security Interests.  The Security Documents create in favor of the Collateral Agent, for the benefit of the holders from time to time of the Notes and the Lenders, a good and valid security interest upon the property purported to be encumbered thereby, subject only to Liens permitted by the terms of the Financing Documents (“Permitted Liens”).  Such security interest is a first priority (subject to Permitted Liens) security interest duly perfected with respect to all property purported to be covered thereby (other than any motor vehicles and any fixtures for which a fixture filing is not required under the terms of the Security Agreement) and shall be effective as to any purchaser or grantee of the property encumbered thereby.

(b)           Filings and Registrations.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for:

(A)           the continued existence of the Liens granted pursuant to the Security Documents; or

(B)           the continued perfection of such security interest (other than any motor vehicles and any fixtures for which a fixture filing is not required under the terms of the Security Agreement);

(c)           Absence of Financing Statements, etc.  Except for Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any property of any Obligor or any rights relating thereto.

(d)           Deposit Accounts.  The Obligors maintain all of their deposit and securities accounts with the Collateral Agent, other than (i) any such accounts holding money or securities for the benefit of employees of the Obligors under employee benefit plans and (ii) any such accounts the current outstanding balance of which does not exceed $100,000 with respect to any single account.

(e)           Third Party Beneficiary.  The Lenders are intended third party beneficiaries of the representations set forth in this Section 3.7.

3.8.	Certain Laws.

The execution and delivery of the Fourth Amendment Documents by the Obligors and the consummation of the transaction contemplated hereby:

(a)           is not subject to regulation under the Investment Company Act of 1940, as amended, or the Federal Power Act, as amended, and

(b)           does not violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

3.9.	Litigation; Observance of Agreements.

(a)           There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)           Neither the Company nor any Subsidiary is in default under any term of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

3.10.	Charter Instruments; Other Agreements.

Neither the Company nor any Subsidiary is in violation in any respect of any term of any charter instrument or bylaw, other than possible immaterial violations by Mexican Subsidiaries.  Except for the Specified Defaults, upon the execution and delivery of the 2009A Amendment to Loan Documents (as defined herein) and the Fourth Amendment Documents and the effectiveness of the amendments provided therein, neither the Company nor any Subsidiary is in violation or default in respect of any term in any agreement or other instrument to which it is a party or by which it or any of its material property may be bound or affected which violation or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  The execution, delivery and performance by each Obligor of the Fourth Amendment Documents to which it is a party will not conflict with or result in the material breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or violate any provision of any statute or other rule or regulation of any Government Authority applicable to the Company or any Subsidiary.

3.11.	Taxes.

The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP, other than, in the case of this clause (b), taxes and assessments in immaterial amounts required to be paid by Mexican Subsidiaries.  The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and the Subsidiaries (other than the Mexican Subsidiaries) in respect of federal, state or other taxes for all fiscal periods are adequate.  The charges, accruals and reserves on the books of the Mexican Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate in all material respects.

3.12.	Governmental Consent.

Neither the Obligors, nor the nature of any of their respective businesses or properties, is such so as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority as a condition to the execution and delivery of the Fourth Amendment Documents.

3.13.	Fees.

Neither the Company nor any Subsidiary thereof has paid (or promised to pay) any amendment fee or any other direct or indirect compensation to any party to the Credit Agreement or to any other creditor of the Company or any Subsidiary (other than Ernst & Young LLP, Middleton Reutlinger PSC, Sherman & Sterling LLP ****OMITTED****) in connection with the transactions contemplated hereby other than as contemplated by this Agreement and the 2009A Amendment to Loan Documents.

3.14.	Indebtedness; Liens.

There is no outstanding Debt of the Company or any Subsidiary in respect of borrowed money, Capital Leases, the deferred purchase price of property, or existing guaranties issued by the Company or any Subsidiary, in each case in an amount in excess of $100,000, or existing Liens encumbering the property of the Company or any Subsidiary other than as disclosed in the most recent annual and quarterly financial statements of the Company delivered to the Current Noteholders.  Schedule 10.16(b) sets forth a complete and correct list of all of the real properties leased by the Obligors at which Collateral is located with an aggregate net book value in excess of $1,000,000.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment, in each case after giving effect to the amendments contemplated by this Agreement and the 2009A Amendment to Loan Documents.

3.15.	Amendment to Credit Agreement.

The Company has delivered to each of the Current Noteholders true and correct copies of the existing Credit Agreement and the 2009A Amendment to Loan Documents.

3.16.	Fiscal Quarter End Dates.
The fiscal quarter end dates of the Company for fiscal year 2009 are April 5, 2009, July 5, 2009, October 4, 2009 and December 31, 2009.

3.17.	2009 Monthly Business Plan.

The 2009 Monthly Business Plan provides a reasonable estimate of the future financial performance of the Company and the Subsidiary Guarantors for the periods set forth therein and the 2009 Monthly Business Plan has been prepared on the basis of the assumptions set forth therein, which the Company believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the holders of the Notes, subject, in each case, to the Company’s disclosures in the Draft 10-K and its most recent Form 10-Q filing with the Securities and Exchange Commission.

3.18.	Completeness of Disclosures.

Any representation, warranty, covenant or other provision hereof, or in any related document, which relates to the accuracy or completeness of any notice, reporting obligation or disclosure to the Noteholders shall be accurate or complete only when taken as a whole together with the Company’s other notices, reports or disclosures, including, without limitation, the Risk Factors sections of the Company’s Form 10-K and 10-Q filings.

4.	AMENDMENTS TO NOTES AND NOTE PURCHASE AGREEMENT.

4.1.	Amendment of Notes.

(a)           Series A Notes.  The Existing Series A Notes are hereby and shall be deemed to be, automatically and without any further action, amended and restated in their entirety as set forth on Exhibit A; except that the date, registration number and principal amount set forth in each Existing Series A Note shall remain the same; provided, however, that, at the request of any Current Noteholder, the Company shall execute and deliver a new Series A Note or Series A Notes in the form of such Exhibit A in exchange for its Existing Series A Note, registered in the name of such Current Noteholder, in the aggregate principal amount of the Series A Notes owing to such Current Noteholder on the date hereof and dated the date of the last interest payment made to such Current Noteholder in respect of its Existing Series A Notes.  Each reference to the “7.25% Senior Notes, Series A, due June 30, 2009” in any of the Financing Documents is hereby deleted and replaced with a reference to the “12.00% Senior Notes, Series A, due January 15, 2010”.  Each other reference to “7.25%” in any of such agreements as the interest rate applicable to the Series A Notes is hereby deleted and replaced with “12.00%”.

(b)           Series B Notes. The Existing Series B Notes are hereby and shall be deemed to be, automatically and without any further action, amended and restated in their entirety as set forth on Exhibit B; except that the date, registration number and principal amount set forth in each Existing Series B Note shall remain the same; provided, however, that, at the request of any Current Noteholder, the Company shall execute and deliver a new Series B Note or Series B Notes in the form of such Exhibit B in exchange for its Existing Series B Note, registered in the name of such Current Noteholder, in the aggregate principal amount of the Series B Notes owing to such Current Noteholder on the date hereof and dated the date of the last interest payment made to such Current Noteholder in respect of its Existing Series B Notes.  Each reference to the “7.45% Senior Notes, Series B, due June 30, 2011” in any of the Financing Documents is hereby deleted and replaced with a reference to the “10.20% Senior Notes, Series B, due January 15, 2010”.  Each other reference to “7.45%” in any of such agreements as the interest rate applicable to the Series B Notes is hereby deleted and replaced with “10.20%”.

(c)           Series C Notes. The Existing Series C Notes are hereby and shall be deemed to be, automatically and without any further action, amended and restated in their entirety as set forth on Exhibit C; except that the date, registration number and principal amount set forth in each Existing Series C Note shall remain the same; provided, however, that, at the request of any Current Noteholder, the Company shall execute and deliver a new Series C Note or Series C Notes in the form of such Exhibit C in exchange for its Existing Series C Note, registered in the name of such Current Noteholder, in the aggregate principal amount of the Series C Notes owing to such Current Noteholder on the date hereof and dated the date of the last interest payment made to such Current Noteholder in respect of its Existing Series C Notes.  Each reference to the “7.55% Senior Notes, Series C, due June 30, 2012” in any of the Financing Documents is hereby deleted and replaced with a reference to the “10.30% Senior Notes, Series C, due January 15, 2010”.  Each other reference to “7.55%” in any of such agreements as the interest rate applicable to the Series C Notes is hereby deleted and replaced with “10.30%.”

4.2.	Note Purchase Agreement Amendments.

The Existing Note Agreement is hereby and shall be amended in the manner specified in Exhibit D to this Agreement.

4.3.	No Other Amendments; Confirmation.

Except as expressly provided herein, (a) no terms or provisions of any agreement are modified or changed by this Agreement, (b) the terms of this Agreement shall not operate as a waiver by any Current Noteholder of, or otherwise prejudice any Current Noteholder’s rights, remedies or powers under, the Existing Note Agreement, the Existing Notes or any other Financing Document or under any applicable law, and (c) the terms and provisions of the Existing Note Agreement, the Existing Notes and each other Financing Document shall continue in full force and effect.

5.	CONDITIONS TO EFFECTIVENESS OF WAIVERS AND AMENDMENTS.

The Waivers and Amendments shall become effective on the date hereof (the “Closing Date”), provided that the following conditions precedent have been satisfied to the satisfaction of the Current Noteholders pursuant to documentation (where applicable) in form and substance satisfactory to them:

(a)           the Obligors shall have executed and delivered this Agreement and the Subsidiary Guaranty Amendment to the Current Noteholders, and the Company shall have executed and delivered replacement Notes to any Current Noteholder requesting the same;

(b)           the Company shall have delivered to each of the Current Noteholders true and correct copies of the existing Credit Agreement and the 2009A Amendment to Loan Documents, which agreements shall be in full force and effect;

(c)           each Obligor shall have delivered a certificate of its secretary in the form agreed to by the Company and special counsel to the Current Noteholders;

(d)           ***************************OMITTED****************************** *******;

(e)           the Company shall have provided all other due diligence materials requested by the Current Noteholders;

(f)           the Company shall have delivered (i) a legal opinion of the general counsel to the Obligors, addressing the matters set forth on Exhibit E, and (ii) a legal opinion of Middleton Routlinger, addressing the matters set forth on Exhibit F;

(i)           the Company shall have paid to each Current Noteholder, in consideration of the agreements of such Current Noteholder contained herein, by wire transfer of immediately available funds, a fee in an amount equal to 0.75% of the aggregate outstanding principal amount of the Notes held by such Current Noteholder.  In accordance with Section 17.2(b) of the Note Purchase Agreement, such fee shall be deemed earned when paid and shall not be subject to recovery or repayment in the event this Agreement is terminated or rescinded for any reason;

(j)           the Company shall have paid all unpaid fees and disbursements of Bingham McCutchen LLP (“Bingham”), special counsel to the Current Noteholders, as reflected in an invoice presented to the Company on or before the date hereof;

(k)           within two (2) days after execution of this Agreement, the Company shall have received, and delivered to each of the Current Noteholders, the audited financial statements for its 2008 fiscal year together with the certificates and auditors’ opinion as required by Section 7.1(b) of the Existing Note Purchase Agreement ************************************* ***************************************OMITTED** **************************** ********************************; and

(l)           The Current Noteholders, the Lenders and the Company shall have agreed to amendments to the Existing Sharing Agreement reasonably satisfactory to the Current Noteholders concerning the calculation of Pro Rata Shares with respect to amounts due under Sections 8.1(b) of the Note Purchase Agreement.

Any document entered into in connection with the transaction contemplated hereby shall be in form and substance satisfactory to the Required Holders, provided that execution and delivery of this Agreement by the Required Holders shall be deemed to be an affirmation that such document is so satisfactory.

6.	DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.  In addition, the following capitalized terms used herein shall have the meanings ascribed to them in the corresponding section of this Agreement referenced below:

“Agreement” means this Fourth Amendment to Note Purchase Agreement.

“Amendments” – Section 2.

“Bingham” – Section 5(i).

“Closing Date” – Section 5.

“Company” – the introductory sentence hereof.

“Current Noteholders” – Section 1.

“Existing Financing Documents” – Section 8.

“Existing Note Agreement” – Section 1.

“Existing Notes” – Section 1.

“Existing Pledge Agreement” – means the Pledge Agreement, dated as of September 13, 2005, by and among the Company, the Collateral Agent, Sypris Technologies Mexican Holdings, LLC and Sypris Technologies, Inc.

“Existing Series A Notes” – Section 1.

“Existing Series B Notes” – Section 1.

“Existing Series C Notes” – Section 1.

“Existing Sharing Agreement” – means the Amended and Restated Collateral Sharing Agreement, dated as of April 6, 2007, by and among the Collateral Agent, the Lenders and the holders of the Notes.

“Fourth Amendment Documents” – Section 3.6(a).

“Initial Projections” – Section 3.2.

“Note Purchase Agreement” – Section 1.

“Notes” – Section 1.

“Obligors” – Section 3.6(a).

“Permitted Liens” – Section 3.7(a).

“Specified Defaults” — Section 3.4.

7.	EXPENSES.

The Company hereby agrees to pay, as and when billed, all reasonable costs and expenses of the Current Noteholders, including, without limitation, the fees and expenses of Bingham, and also including any other reasonable out-of-pocket expenses of the Current Noteholders incurred in connection with this Agreement and the Financing Documents and in otherwise assessing, analyzing, evaluating, protecting, asserting, defending or enforcing any rights or remedies which are or may be available to the Current Noteholders under the Financing Documents.  This provision shall be supplementary to, and shall not in any way be deemed to limit, the terms of any engagement letter between the Company and Bingham or any agreement of the Company or any Subsidiary to pay the fees and expenses of the Current Noteholders in any other Financing Document.

8.	RELEASE.

In order to induce the Current Noteholders to enter into this Agreement, the Obligors acknowledge and agree that: (a) neither the Company nor any of its Subsidiaries has any claim or cause of action against any of the Current Noteholders (or any of their respective directors, trustees, officers, employees, attorneys, advisors or agents) relating to or arising out of the Existing Note Agreement, the Existing Notes, the Subsidiary Guaranty, the Existing Pledge Agreement, the Existing Sharing Agreement or any agreement entered into in connection therewith (collectively, the “Existing Financing Documents”); (b) neither the Company nor any of its Subsidiaries has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to any of the Current Noteholders; and (c) each of the Current Noteholders and the Collateral Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to the Company and its Subsidiaries under the Existing Financing Documents. The Obligors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Current Noteholders’ or the Collateral Agent’s rights, interests, contracts, or remedies under the Existing Financing Documents, whether known or unknown, as applicable. Therefore, each of the Obligors (in the case of the Subsidiary Guarantors, pursuant to the acknowledgement and agreement on the signature pages hereto) unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Current Noteholders and the Collateral Agent to the Company or any of its Subsidiaries, except the obligations to be performed by any of them on or after the date hereof as expressly stated in the Financing Documents, as such obligations may be modified pursuant to the terms of this Agreement, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Company or its Subsidiaries might otherwise have against any Current Noteholder, the Collateral Agent or any of their respective directors, trustees, officers, employees or agents, in either case (x) or (y), whether known or unknown, on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.  Neither the Collateral Agent nor any Current Noteholder shall be liable with respect to, and the Company and each Subsidiary Guarantor hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages relating to this Agreement or any other Financing Document or arising out of its activities in connection herewith or therewith (whether before, on or after the date hereof).

9.	MISCELLANEOUS.

9.1.	Part of Note Purchase Agreement, Future References, etc.

This Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Existing Note Agreement, the Existing Notes and the other Existing Financing Documents are hereby ratified and shall be and remain in full force and effect.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Note Purchase Agreement without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.

9.2.	Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS, UNITED STATES OF AMERICA, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

9.3.	Duplicate Originals, Execution in Counterpart.

Two (2) or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Agreement may be executed in one or more counterparts and shall become effective at the time provided in Section 5 hereof, and each set of counterparts that, collectively, show execution by the Company and each Current Noteholder shall constitute one duplicate original.

9.4.	Binding Effect.

This Agreement shall be binding upon and shall inure to the benefit of the Company and the Current Noteholders and their respective successors and assigns.

If this Agreement is satisfactory to each of you, please so indicate by signing the applicable acceptance on a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding among the Company, the Subsidiary Guarantors and each of you in accordance with its terms.

Very truly yours,

SYPRIS SOLUTIONS, INC.

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: President & CEO

[Signature Page to Fourth Amendment to Note Purchase Agreement]

THE GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

By:	/s/ Ellen I. Whittaker
Name: Ellen I. Whittaker
Title: Senior Director, Private Placements

[Signature Page to Fourth Amendment to Note Purchase Agreement]

CONNECTICUT GENERAL LIFE INSURANCE
COMPANY
By:  CIGNA Investments, Inc. (authorized agent)

By:	/s/ David M. Cass
Name: David M. Cass
Title: Managing Director

LIFE INSURANCE COMPANY OF NORTH
AMERICA
By:  CIGNA Investments, Inc. (authorized agent)

By:	/s/ David M. Cass
Name: David M. Cass
Title: Managing Director

[Signature Page to Fourth Amendment to Note Purchase Agreement]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Successor by merger to JEFFERSON
PILOT FINANCIAL INSURANCE
COMPANY)

By:	Delaware Investment Advisers, a Series of Delaware
Management Business Trust, Attorney-in-Fact

	By:	/s/ Edward J. Brennan
Name: Edward J. Brennan
Title: Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Successor by merger to JEFFERSON-PILOT LIFE
INSURANCE COMPANY)

By:	Delaware Investment Advisers, a Series of Delaware
Management Business Trust, Attorney-in-Fact

	By:	/s/ Edward J. Brennan
Name: Edward J. Brennan
Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Successor by merger to JEFFERSON PILOT LIFEAMERICA
INSURANCE COMPANY)

By:	Delaware Investment Advisers, a Series of Delaware
Management Business Trust, Attorney-in-Fact

	By:	/s/ Edward J. Brennan
Name: Edward J. Brennan
Title: Vice President

[Signature Page to Fourth Amendment to Note Purchase Agreement]

The undersigned Subsidiary Guarantors hereby acknowledge and reaffirm all of their obligations under the Subsidiary Guaranty and further acknowledge and agree to the terms and provisions contained herein, agree to be bound by the terms of Section 8 hereof and consent to the Company’s execution hereof:

SYPRIS TEST & MEASUREMENT, INC.

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: Chairman of the Board

SYPRIS TECHNOLOGIES, INC.

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: Chairman of the Board

SYPRIS ELECTRONICS, LLC

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: Chairman of the Board

SYPRIS DATA SYSTEMS, INC.

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: Chairman of the Board

SYPRIS TECHNOLOGIES MARION, LLC

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: Chairman of the Board

SYPRIS TECHNOLOGIES KENTON, INC.

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: Chairman of the Board

[Signature Page to Fourth Amendment to Note Purchase Agreement]

SYPRIS TECHNOLOGIES MEXICAN HOLDINGS, LLC

By:	/s/ Jeffrey T. Gill
Name: Jeffrey T. Gill
Title: Chairman of the Board

[Signature Page to Fourth Amendment to Note Purchase Agreement]

ANNEX 1

CURRENT NOTEHOLDERS AND PRINCIPAL AMOUNTS

	Principal Amount
Holder	Series A	Series B	Series C
The Guardian Life Insurance Company of America			$10,909,090
Connecticut General Life Insurance Company		$6,545,456
Life Insurance Company of North America		4,363,636
The Lincoln National Life Insurance Company, successor by merger to Jefferson-Pilot Financial Insurance Company	$3,272,727
The Lincoln National Life Insurance Company, successor by merger to Jefferson-Pilot Life Insurance Company		2,727,273
Lincoln Life & Annuity Company of New York, successor by merger to Jefferson Pilot LifeAmerica Insurance Company	818,182	1,363,636

Annex 1

SCHEDULE 3.4

SPECIFIED DEFAULTS

The Company has failed to observe or perform Section 10.1(a) of the Existing Note Agreement by failing to maintain the ratio set forth therein as of its fourth Fiscal Quarter of 2008 and its first Fiscal Quarter of 2009 (the “Consolidated Net Debt to EBITDA Ratio Failure”).

The Company has failed to observe or perform Section 10.1(b) of the Existing Note Agreement by failing to maintain the ratio set forth therein as of its fourth Fiscal Quarter of 2008 and its first Fiscal Quarter of 2009 (the “Fixed Charge Coverage Failure”).

The Company has failed to observe or perform Section 10.2 of the Existing Note Agreement by failing to maintain level set forth therein as of its fourth Fiscal Quarter of 2008 and its first Fiscal Quarter of 2009 (the “Minimum Adjusted Consolidated Net Worth Failure”).

A breach of any representations and warranties which may have been included in any certificate or instrument delivered by the Company related to the Fixed Charge Coverage Failure, the Adjusted Funded Debt to EBITDA Ratio Failure and the Minimum Net Worth Failure (the “Representations and Warranties Failures”) provided the Company and the Current Noteholders represent that to the best knowledge of each of them respectively no such representation or warranty has been made.

A failure to satisfy within the time required certain of the post closing obligations of Section 10.16 of the Existing Note Agreement (the “Condition Subsequent Failures”).

A failure to provide within the time required certain informational reports delivered by the Company prior to the date hereof under the terms of the Existing Note Agreement (the “Reporting Failures”).

Any failure to timely notify each holder of Notes that is an Institutional Investor, or any other Person, of the Company’s knowledge of the Consolidated Net Debt to EBITDA Ratio Failure, the Fixed Charge Coverage Failure and the Minimum Adjusted Consolidated Net Worth Failure as required by the Note Purchase Agreement (the “Notice Failures”).

The Fixed Charge Coverage Failure, the Consolidated Net Debt to EBITDA Ratio Failure, the Minimum Adjusted Consolidated Net Worth Failure, the Representations and Warranties Failures, the Condition Subsequent Failures, and the Reporting Failures and the Notice Failures, as they are in effect on the date of this Agreement, are collectively referred to as the “Specified Defaults”.

Schedule 3.4

EXHIBIT A

[FORM OF SERIES A SENIOR NOTE]

SYPRIS SOLUTIONS, INC.

12.00% Senior Note, Series A
Due January 15, 2010

No. AR-[___]	[Date]
$[________]	PPN: 871655 C*5

FOR VALUE RECEIVED, the undersigned, SYPRIS SOLUTIONS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [___________], or registered assigns, the principal sum of [________________] Dollars ($[_________]) on January 15, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of (i) 4.73% per annum at all times prior to, but not including, April 6, 2007, (ii) 7.25% per annum at all times on or after April 6, 2007 to, but not including, April 1, 2009, and (iii) 12.00% per annum at all times on or after April 1, 2009 (in each case subject to clause (b) below), payable monthly, on the last day of each calendar month in each calendar year, commencing with the first calendar month end next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 14.00%.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of J.P. Morgan Chase Bank, NA (or its successor) in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of June 1, 2004 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations and agreements set forth in Section 6 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit A-1

This Note is subject to optional prepayment, in whole or from time to time in part, and is subject to mandatory prepayment of principal and other amounts due under the Note Purchase Agreement, in each case at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of June 1, 2004 of certain Subsidiaries of the Company, as amended or supplemented from time to time.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

SYPRIS SOLUTIONS, INC.

By:
Name:
Title:

Exhibit A-2

EXHIBIT B

[FORM OF SERIES B SENIOR NOTE]

SYPRIS SOLUTIONS, INC.

10.20% Senior Note, Series B
Due January 15, 2010

No. BR-[___]	[Date]
$[________]	PPN: 871655 C@3

FOR VALUE RECEIVED, the undersigned, SYPRIS SOLUTIONS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [___________], or registered assigns, the principal sum of ________________] Dollars ($[_______]) on January 15, 2010, with interest (computed on the basis of a 360-day year of twelve 30 day months) (a) on the unpaid balance thereof at the rate of (i) 5.35% per annum at all times prior to, but not including, April 6, 2007, (ii) 7.45% per annum at all times on or after April 6, 2007 to, but not including, April 1, 2009, and (iii) 10.20% per annum at all times on or after April 1, 2009 (in each case subject to clause (b) below), payable monthly, on the last day of each calendar month in each calendar year, commencing with the first calendar month end next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 12.20%.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of J.P. Morgan Chase Bank, NA (or its successor) in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of June 1, 2004 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations and agreements set forth in Section 6 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit B-1

This Note is subject to optional prepayment, in whole or from time to time in part, and is subject to mandatory prepayment of principal and other amounts due under the Note Purchase Agreement, in each case at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of June 1, 2004 of certain Subsidiaries of the Company, as amended or supplemented from time to time.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

SYPRIS SOLUTIONS, INC.

By:
Name:
Title:

Exhibit B-2

EXHIBIT C

[FORM OF SERIES C SENIOR NOTE]

SYPRIS SOLUTIONS, INC.

10.30% Senior Note, Series C
Due January 15, 2010

No. CR-[___]	[Date]
$[________]	PPN: 871655 C#1

FOR VALUE RECEIVED, the undersigned, SYPRIS SOLUTIONS, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [___________], or registered assigns, the principal sum of [________________] Dollars ($[________]) on January 15, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of (i) 5.78% per annum at all times prior to, but not including, April 6, 2007 and (ii) 7.55% per annum at all times on or after April 6, 2007 to, but not including, April 1, 2009, and (iii) 10.30% per annum at all times on or after April 1, 2009  (in each case subject to clause (b) below), payable monthly, on the last day of each calendar month in each calendar year, commencing with the first calendar month end next succeeding the date hereof until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 12.30%.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of J.P. Morgan Chase Bank, NA (or its successor) in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of June 1, 2004 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations and agreements set forth in Section 6 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

Exhibit C-1

This Note is subject to optional prepayment, in whole or from time to time in part, and is subject to mandatory prepayment of principal and other amounts due under the Note Purchase Agreement, in each case at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement:

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of June 1, 2004 of certain Subsidiaries of the Company, as amended or supplemented from time to time.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

SYPRIS SOLUTIONS, INC.

By:
Name:
Title:

Exhibit C-2

EXHIBIT D

AMENDMENTS TO EXISTING NOTE AGREEMENT

1.	Section 7.1(h) of the Existing Note Agreement is hereby amended to delete the word “and” appearing after the semi-colon at the end of such section.

2.
New Sections 7.1(i) and (j) are hereby added to Section 7.1 of the Existing Note Agreement in their proper numeric order immediately following existing Section 7.1(h) to read in their entireties as follows:

“(i)           13 Week Cash Flow Forecast.  No later than the last calendar day of each week: (i) a weekly cash flow forecast for each of the next 13 weeks and (ii) a comparison of the actual weekly cash flow results against the Company’s forecast for the preceding week and each prior week which forecast is consistent with the forecasts as set forth in the Company’s 2009 Monthly Business Plan most recently presented to, and validated by, the Company’s Financial Advisor (the “2009 Monthly Business Plan”); and

(j)           Information Undertakings.  As soon as practicable, but in no event more than 3 Business Days after receipt or delivery, as applicable, by the Company, the following: (i) except if otherwise provided by the terms hereof, each financial statement, report or similar document provided to any Lender (excluding information to be sent to the Lenders in the ordinary course of the administration of a banking facility, such as information related to pricing or borrowing availability), (ii) ***************** ********************* ************OMITTED***********, (iii) any final mutually agreed upon term sheets provided by the Company to, or received by the Company from, any Person who is arranging or providing refinancing of the Debt under the Note Purchase Agreement or the Credit Agreement, (iv) ********************** *******************************OMITTED****** **************************************************************, and (v) monthly updates of its 2009 Monthly Business Plan.”

3.	A new Section 7.4 is added to the Existing Note Purchase Agreement. Such Section 7.4 shall read in full as follows:

“7.4     Bi-Weekly Telephone Updates.

Every other Monday, beginning on April 6, 2009, one or more Responsible Officers will participate in a conference call with each holder of Notes to provide them with a detailed update concerning the business operations and most recent financial results of the Company (each, a “Periodic Conference Call”).  The Company will provide each holder of Notes with sufficient time during each Periodic Conference Call to have its questions answered.  Each Periodic Conference Call will be held at 10:00 a.m. (prevailing New York City time) unless the Company and each holder of Notes agree otherwise.”

Exhibit D-1

4.	Section 8.1 of the Existing Note Agreement is hereby amended and restated as follows:

“8.1.    *****OMITTED****

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Exhibit D-2

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5.	Section 8.2 of the Existing Note Agreement is hereby amended and restated as follows:

“8.2.       Optional Prepayments.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes (without regard to series) in an amount not less than $500,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued to the date of prepayment.  The Company will give each holder of Notes to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.”

Exhibit D-3

6.	Section 8.4 of the Existing Note Agreement is hereby amended and restated as follows:

“8.4        Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes (without regard to series) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.”

7.	Section 8.5 of the Existing Note Agreement is hereby amended and restated as follows:

“8.5        Maturity; Surrender, etc.

Without limiting and subject to the obligation of the Company to pay the applicable Make-Whole Amount to the holders of the Notes pursuant to Section 12.1, in the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.”

8.
Section 8.7 of the Existing Note Agreement is hereby amended by deleting the phrase “to be prepaid pursuant to Section 8.1(b) or Section 8.2” in the definitions of “Called Principal” and “Settlement Date” therein and replacing it with the phrase “is paid after January 15, 2010 as provided in Section 9.9”, and by amending and restating the definition of “Remaining Scheduled Payments” set forth therein to read in its entirety as follows:

““Remaining Scheduled Payments” means, means, with respect to the Called Principal of any Note, all payments of such Called Principal (determined as if the maturity date with respect to (i) the Series B Notes were June 30, 2011 and (ii) the Series C Notes were June 30, 2014) and interest thereon (determined as though the per annum rates in effect with respect to the Notes were the rates in effect immediately prior to the effectiveness of the Third Amendment) that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued (at the per annum rates noted above) to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 9.9 or Section 12.1.”

9.	New Sections 9.8, 9.9 and 9.10 are hereby added to the Existing Note Agreement immediately following Section 9.7 thereof to read in their entirety as follows:

“9.8        ***********OMITTED**********

Exhibit D-4

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9.9         Success Fee.

On the date (the “Payoff Date”) upon which the Debt evidenced by all of the Notes is paid in full (the “Payoff”), the Company shall pay to each holder of the Notes an amount equal to the product of (a) the Applicable Percentage corresponding to the time period in which the Payoff Date shall occur and (b) the outstanding principal amount of the Notes held by such holder on the day immediately prior to the Payoff Date (the “Success Fee”).

Payoff Date Occurring:	Applicable Percentage
On or before July 31, 2009	0.00%
August 1, 2009 to August 31, 2009	0.25%
September 1, 2009 to September 30, 2009	0.50%
October 1, 2009 to October 31, 2009	1.00%
November 1, 2009 and thereafter	1.50%

Exhibit D-5

Without limiting and subject to the obligation of the Company to pay the applicable Make-Whole Amount to the holders of the Notes pursuant to Section 12.1 and the last sentence of this Section 9.9, the Company shall pay the following amounts in addition to the Success Fee to the holders of the Notes on the Payoff Date in lieu of any Make-Whole Amount which may be payable on or prior to January 15, 2010: (i) to each holder of the Series B Notes, an amount equal to (a) the product of (x) $375,000 and (y) a fraction, the numerator of which is the outstanding principal amount of the Series B Notes held by such holder on the day immediately prior to the Payoff Date and the denominator of which is the outstanding principal amount of all Series B Notes on such day and (ii) to each holder of the Series C Notes, an amount equal to (a) the product of (x) $750,000 and (y) a fraction, the numerator of which is the outstanding principal amount of the Series C Notes held by such holder on the day immediately prior to the Payoff Date and the denominator of which is the outstanding principal amount of all Series C Notes on such day.  Notwithstanding the foregoing, it is agreed and understood that any and all payments on any Note made after January 15, 2010 shall be made together with accrued and unpaid interest and Make-Whole Amount determined for the date of payment with respect to the principal amount paid.

9.10       ***********OMITTED***************

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Exhibit D-6

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Exhibit D-7

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10.	Section 10.1 is hereby amended and restated in its entirety to read as follows:

“10.1     Cumulative Consolidated EBITDAR; Capital Expenditures.

(a)         Cumulative Consolidated EBITDAR.  The Company will not permit the result of (i) Consolidated EBITDA plus, to the extent deducted in determining such Consolidated EBITDA, rent paid (“EBITDAR”) for any period beginning April 6, 2009 and ending on a date set forth in the table below, plus, (ii) to the extent deducted in determining such EBITDAR, restructuring charges as recorded in the Company’s financial statements, as determined on a consolidated basis in accordance with GAAP, ************OMITTED*************************************************************************plus, (iv) to the extent deducted in determining such EBITDAR, any impairment of long-lived assets, goodwill, intangibles or any of the shares of the stock of the Dana Entities; and (v) plus or minus any translation gains or losses on the Company’s statement of operations due to changes in foreign currency exchange rates, all as determined on a consolidated basis in accordance with GAAP (for any period such result is referred to, “Cumulative Consolidated EBITDAR” for such period), to be less than the amount set forth opposite such date (all amounts shown in parentheses indicate negative numbers):

If Such Date is During the Period From April 6, 2009 Through:	Minimum Cumulative Consolidated EBITDAR
July 5, 2009	$(2,000,000)
October 4, 2009	$(500,000)
December 31, 2009	$2,000,000

Exhibit D-8

(b)           Capital Expenditures.  Other than as set forth in Schedule 10.1(b) to the Fourth Amendment, the Company and its Subsidiaries shall not incur Capital Expenditures in an aggregate amount in excess of $2,000,000 during the period from the Fourth Amendment Effective Date.”

11.	Section 10.2 is hereby amended and restated in their entirety to read as follows:

“10.2.  Adjusted Consolidated Net Worth; Liquidity.

(a)           Adjusted Consolidated Net Worth.  The Company will not permit the sum of Adjusted Consolidated Net Worth as of the last day of any fiscal quarter noted in the table below plus the aggregate amount of any impairment of long-lived assets, goodwill, intangibles or any of the shares of the stock of the Dana Entities taken year-to-date through such fiscal quarter and reflected in such Adjusted Consolidated Net Worth, to be less than the amount set forth for such day in such table:

Date	Minimum Levels
July 5, 2009	$55,000,000
October 4, 2009	$50,000,000
December 31, 2009	$45,000,000

(b)           *********************OMITTED************************************************
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Exhibit D-9

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12.	Section 10.3 of the Existing Note Agreement is hereby amended and restated as follows:

“10.3        Indebtedness, Guaranties, Etc.

The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise be or become liable with respect to any Debt other than:

(a)           Permitted Senior Secured Debt;

Exhibit D-10

(b)           obligations to the Lenders or their Affiliates under credit card programs in an aggregate amount for all such Persons not in excess of One Million Dollars ($1,000,000) through April 23, 2009 and in excess of five hundred thousand dollars ($500,000) thereafter;

(c)           Debt, other than Debt permitted under clauses (a) and (b) of this Section 10.3, whether secured or unsecured, in an aggregate amount not to exceed two million five hundred thousand dollars ($2,500,000); and

(d)           Any Guaranty by the Company or any Subsidiary Guarantor of Debt incurred by the Company or any Subsidiary Guarantor that is permitted under clauses (a), (b) or (c) of this Section 10.3.”

13.	Section 10.4 of the Existing Note Agreement is hereby amended and restated as follows:

“10.4	Liens.

The Company will not, and will not permit any Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets (including, without limitation, any Lien on real property or improvements thereon), whether now owned or hereafter acquired, except:

(a)           Liens on property and Capital Leases that are disclosed on Schedule 10.4 to the Fourth Amendment;

(b)           Liens in favor of the Collateral Agent for the equal and ratable benefit of the Lenders and the holders of Notes securing Permitted Senior Secured Debt;

(c)           Liens for taxes, assessments or governmental charges not yet due and payable or the payment of which is not at the time required under Section 9.4;

(d)           Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

Exhibit D-11

(e)           Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, lessors’, carriers’, operators’, warehousemen’s, mechanics’, materialmen’s and other similar Liens) incurred in the ordinary course of business and not in connection with the borrowing of money;

(f)          encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially detract from the value of such property or assets subject thereto or materially impair the use of the property or assets subject thereto by the Company or such Subsidiary; and

(g)         Liens resulting from extensions, renewals or replacements of Liens permitted by paragraph (a), provided that (i) there is no increase in the principal amount or decrease in maturity of the Debt secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist.”

14.	Section 10.5 of the Existing Note Agreement is hereby amended and restated as follows:

“10.5.    Sale of Assets.

The Company will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger, any property, including capital stock of Subsidiaries (collectively a “Disposition”), in one or a series of transactions, to any Person, other than (a) Dispositions of inventory and equipment in the ordinary course of business and ***********OMITTED************************************** ******************************************** .”

15.	Section 10.6 of the Existing Note Agreement is hereby amended and restated as follows:

“10.6     Mergers; Acquisitions; Liquidations.

The Company and its Subsidiaries shall not:

(a)           be a party to any consolidation, reorganization (including without limitation those types referred to in Section 368 of the United States Internal Revenue Code of 1986, as amended), recapitalization, “stock-swap” or merger; or

(b)           liquidate or dissolve or take any action with a view toward liquidation or dissolution; or

(c)           purchase all or a substantial part of the Capital Stock or property of any Person or business enterprise.”

Exhibit D-12

16.	Section 10.7 of the Existing Note Agreement is hereby amended and restated as follows:

“10.7  Restricted Payments.

The Company will not, and will not permit any of its Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payments.”

17.	Section 10.9 of the Existing Note Agreement is hereby amended and restated as follows:

“10.9	Limitations on Investments, Loans and Advances.

The Company shall not, and shall not permit any of its Subsidiaries to, make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money (any such investment, loan or advance an “Investment”), to any Person, through the direct or indirect lending of money, holding of securities or otherwise, except for:

(a)           Investments in the Company or any Subsidiary Guarantor;

(b)           Investments in Subsidiaries with operations outside the United States that have been made prior to the Fourth Amendment Effective Date and were permitted to be made and exist under the terms of the Existing Financing Documents (as defined in the Fourth Amendment); or

(c) promissory notes, trade receivables and other similar non-cash consideration received by the Company and its Subsidiaries in connection with sales of inventory in the ordinary course of business.”

18.	Section 10.14 of the Existing Note Agreement is hereby amended and restated as follows:

“10.14.  Commitments under Credit Agreement.

(a)         The Company will not at any time permit the commitments of the Lenders under the Credit Agreement to be less than $50,000,000 in the aggregate; provided that such commitments may be reduced in connection with Sections 8.1(b), 8.2 and 10.17.

(b)        The Company will not any time permit the conditions to borrowing under the Credit Agreement to be modified (other than to make such conditions less restrictive on the Company) from the conditions set forth in the Credit Agreement on the date hereof.”

19.	Section 10.15 of the Existing Note Agreement is hereby amended and restated as follows:

“10.15.  [Intentionally Omitted.]”

Exhibit D-13

20.	A new Section 10.17 is hereby added to the Existing Note Agreement immediately following Section 10.16 thereof to read in its entirety as follows:

“Section 10.17  Payment of Debt.

The Company will not, and will not permit any of its Subsidiaries to, pay, defease or otherwise satisfy (in whole or in part) in any manner (whether by set-off, exercise of remedies or otherwise), the principal amount of any Debt that results in a permanent reduction of the committed amount of such Debt (other than the Debt referred to in Section 10.3(b) available to the Company, unless the principal of each Note of each Series is prepaid concurrently with such principal payment, defeasance or other satisfaction, such that each holder of Notes receives its pro rata share of the total amount of Debt then being permanently reduced (calculated based on the current principal amount of the specific facility being paid, defeased or otherwise satisfied and the principal amount of all Permitted Senior Secured Debt being prepaid that results in a permanent reduction of the Commitments), together with accrued and unpaid interest in accordance with Section 8.2 of the Existing Note Agreement.”

21.	Schedule B of the Existing Note Purchase Agreement is hereby amended as follows:

(a)           New definitions of “2009 Monthly Business Plan”, “2009A Amendment to Loan Documents”, ********OMITTED************* *********************** ******* ****************** ******** ********************** *******************“Cumulative Consolidated EBITDAR”, “EBITDAR”,*****OMITTED******************* ********* ***************** ******************* *** “Fourth Amendment”, “Fourth Amendment Effective Date”, *******OMITTED*************************** ******************* ****************************** ************ ************************************“Payoff”, “Payoff Date”, “Periodic Conference Call”,***OMITTED************ ******** ********************** ********** *************** ************** *****************and “Success Fee” are hereby added in their proper alphabetical order as follows:

“2009 Monthly Business Plan” means the Company’s 2009 Monthly Business Plan delivered to the holders of the Notes and the Lenders in writing on the Fourth Amendment Effective Date.

“2009A Amendment to Loan Documents” means that certain 2009A Amendment to Loan Documents, dated as of the Fourth Amendment Effective Date, among the Company, the Subsidiaries of the Company named as guarantors therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other lenders party thereto.

“**OMITTED**” is defined in Section 8.1(b).

“**OMITTED**” is defined in Section 10.2(b).

“**OMITTED**” is defined in Section 10.2(b).

“**OMITTED**” is defined in Section 8.1(b).

“**OMITTED**” is defined in Section 9.8(a).

Exhibit D-14

“Cumulative Consolidated EBITDAR” is defined in Section 10.1(b).

“EBITDAR” is defined in Section 10.1(a).

“**OMITTED**”

“**OMITTED**”” is defined in Section 9.10(a).

“**OMITTED**” is defined in Section 9.10(a).

“**OMITTED**” is defined in Section 9.8(b).

“Fourth Amendment” means the Fourth Amendment to Note Purchase Agreement dated as of April 1, 2009 by and among the Company and the holders of the Notes, as amended, restated or otherwise modified from time to time.

“Fourth Amendment Effective Date” means April 1, 2009.

“**OMITTED**” is defined in Section 10.2(b).

“**OMITTED**” is defined in Section 10.2(b).

“**OMITTED**”***********************************************************************
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“**OMITTED**” is defined in Section 10.2(b).

“**OMITTED**” is defined in Section 8.1(b).

“**OMITTED**” is defined in Section 9.8(b).

“Payoff” is defined in Section 9.9.

“Payoff Date” is defined in Section 9.9.

“Periodic Conference Call” is defined in Section 7.4.

“**OMITTED**” is defined in Section 8.1(b).

Exhibit D-15

“**OMITTED**”

“**OMITTED**”is defined in Section 9.10(b).

“**OMITTED**” is defined in Section 9.10(b).

“**OMITTED**” is defined in Section 8.1(b).

“Success Fee” is defined in Section 9.9.

(b)           The definitions of “Credit Agreement”, “Dana Payment” and “Permitted Senior Secured Debt” are hereby amended and restated in full as follows:

“Credit Agreement” means the Amended and Restated Loan Agreement, dated as of April 6, 2007, among the Company, the Subsidiaries of the Company named as guarantors therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other lenders party thereto, as amended by the 2009A Amendment to Loan Documents, dated as of the Fourth Amendment Effective Date, among the Company, the Subsidiaries of the Company named as guarantors therein, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other lenders party thereto, as such agreement may be hereafter amended, modified, restated, supplemented, replaced, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility.

“Dana Payment” means any cash payment received (including by way of setoff) by the Company or any Subsidiary (or otherwise paid in accordance with the instructions of the Company or any Subsidiary) (i) under the terms of any one or more of the Dana Supply Agreements upon any termination or rejection of such agreement or agreements in connection with or arising out of the Dana Bankruptcy Proceedings, (ii) constituting cash proceeds (including by way of setoff) from the sale, disposition, transfer or liquidation of any interest in any claim of the Company or any Subsidiary for damages arising out of such termination or rejection, or (iii) constituting cash proceeds from the sale, disposition, transfer or liquidation of any and all Capital Stock of Dana Holding Corporation.

“Permitted Senior Secured Debt” means the aggregate outstanding Principal Exposure (as such term is defined in the Collateral Sharing Agreement) of all Creditors, together with accrued and unpaid interest thereon, as of the Fourth Amendment Effective Date.

(c)           The definition of “Retained Dana Payment” is hereby deleted in its entirety.

Exhibit D-16

EXHIBIT E

MATTERS TO BE COVERED BY GENERAL COUNSEL OPINION

1.	Due organization, valid existence and good standing of Obligors.

2.	Due authorization, execution and delivery of the Fourth Amendment Documents.

3.	Execution and delivery of the Fourth Amendment Documents does not cause any conflict with agreements.

Exhibit E

EXHIBIT F

MATTERS TO BE COVERED BY OUTSIDE COUNSEL OPINION

1.	The Financing Documents (as amended by the Fourth Amendment Documents), constitute the legal, valid and binding obligations of the Obligors, enforceable in accordance with their terms.

2.	Execution and delivery of the Fourth Amendment Documents does not cause any conflict with laws or judgments or the imposition of any Liens.

3.	No consent, approval, notification or filing required with any Governmental Authority in connection with the execution, delivery and performance of the Financing Documents.

4.	Validity, attachment and perfection of security interests created under Security Documents.

5.
No state or local recording tax, stamp tax, documentary tax or other fees, taxes or governmental charges required to be paid in connection with transactions contemplated by the Fourth Amendment Documents other than nominal filing fees.

Exhibit F

SCHEDULE 10.1(b)

CAPITAL EXPENDITURES

“**OMITTED**”

Schedule 10.1(b)

SCHEDULE 10.16(b)

LEASED LOCATIONS/LANDLORD LIEN WAIVERS

(i)	7307 and 7337 South Revere Parkway, Centennial, Colorado;

(ii)	160 East Via Verde Road, San Dimas, California;

(iii)	10901 Malcolm McKinley Drive, Tampa, Florida;

(iv)	2320 W. Peoria Avenue, Bldg. D 133, Phoenix, Arizona; and

(v)	7 Sterling Avenue, Billerica, Massachusetts.

Schedule 10.16(b)